CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Preferred stock, Par Value (in dollars per share)	$ 0.0001	$ 0.0001
Preferred stock, Authorized (in shares)	50,000,000	50,000,000
Common stock, Par Value (in dollars per share)	$ 0.0001	$ 0.0001
Common stock, Authorized (in shares)	500,000,000	500,000,000
Common stock, issued (in shares)	275,917,023	266,592,023
Common stock, Outstanding (in shares)	275,790,008	266,592,023
Treasury stock, at cost, shares	127,015	0